UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                          811-524

The Dreyfus/Laurel Funds Trust (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	05/31
Date of reporting period:	05/31/2009

The following N-CSR relates only to Dreyfus Equity Income Fund and Dreyfus Emerging Markets Debt Local Currency Fund and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

18	Financial Highlights

21	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Information About the Review and Approval of the Fund’s Management Agreement

38	Board Members Information

40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Equity Income Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Equity Income Fund, covering the 12-month period from June 1,2008,through May 31,2009. The U.S. equities market went on a wild ride over the reporting period, with stocks plummeting in the fall of 2008 and rebounding strongly in the spring of 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% revised estimate of economic contraction during the first quarter of 2009.Yet, the market rebound between March 7 and May 31 proved to be one of the more robust in the history of the U.S. stock market.

These enormous swings leave investors to wonder if the equities market is forecasting sustainable economic improvement, or could this be a bear market rally where stocks reach such depressed levels that even the slightest hint of good news lifts prices.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies —when they snap back, the rebounds are often quick and sharp, potentially leaving investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation June 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2008, through May 31, 2009, as provided by Jocelin A. Reed, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended May 31, 2009, Dreyfus Equity Income Fund’s Class A shares produced a total return of –28.60%, Class C shares returned –29.07% and Class I shares returned –28.35%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), provided a total return of –32.55% for the same period.2

The U.S. stock market suffered its sharpest declines in decades as the economy slipped into a deepening recession.All market sectors in the S&P 500 Index suffered steep drops; however, stocks offering relatively high dividend yields tended to preserve more of their value than the broader market. The fund benefited from its disciplined focus on income-oriented investments with relatively high dividend yields, notably outperforming its benchmark.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund invests primarily in equity securities, with a particular focus on dividend-paying stocks and other investments and investment techniques that provide income. When selecting securities, we use a computer model to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we generally select what we believe to be the most attractive of the higher ranked securities. We manage risk by diversifying the fund’s investments across companies and industries, seeking to limit the potential adverse impact of a decline in any one stock or industry.

Stock Offered Relatively Attractive Yields

During the summer of 2008, falling residential home prices generated a surge in defaults on subprime mortgage loans, which had been pooled

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and sold to a wide range of institutional investors. As the value of these assets plunged and many financial institutions teetered on the brink of insolvency, the extent of the damage to the world’s financial system became increasingly unclear. In the face of growing uncertainty, banks refrained from lending to even their most trusted customers. Businesses cut back on spending and shed workers, leading to a self-reinforcing recessionary cycle. By late 2008, the U.S. economy was beset by rising unemployment and sharply declining corporate earnings and revenues.

Dramatically slowing economic growth and the banking crisis drove yields of U.S.Treasury securities to historical lows. At the same time, plummeting stock prices pushed the average dividend yield for S&P 500 equities higher.As a result, average equity dividend yields became competitive with longer-term U.S.Treasury securities, attracting some income-oriented investors to the stock market. The fund, which invested in securities with an average yield greater than that of the S&P 500 Index, benefited from this trend.

Outperforming the Benchmark in Several Sectors

Given the recessionary environment, the fund focused on the size and sustainability of a company’s dividend yield, as well as its underlying financial strength.This approach enabled the fund to avoid many of the market’s harder-hit financial stocks.While the fund held shares of a few troubled banks — including Citigroup, Bank of America and JPMorgan Chase & Co. — it maintained underweighted exposure to the banking industry as compared to the benchmark. Relatively strong performers in the financials sector included investment firms Goldman Sachs Group and Federated Investors, as well as insurer Travelers Cos.

In the energy sector, the fund’s high dividend-yielding holdings included major integrated producers, such as Exxon Mobil and Chevron.These stocks proved less vulnerable to declining commodity prices than oil services or exploration-and-production companies. Among utilities, dividend-yielding electricity producers, such as PG&E and Pinnacle West Capital, generated relatively strong returns. Among consumer cyclical stocks, casual dining chain McDonald’s fared well among increasingly price-conscious consumers.

On a more negative note, the decision to avoid Verizon Communications due to valuation concerns caused the fund to under-perform its benchmark in the telecommunications sector.Among industrial stocks, high dividend-yielding shipping companies, such as Frontline and Overseas Shipholding Group, were undermined by declines in global trade. In the health care sector, plan providers offering attractive yields,such as Aetna and Humana,were hurt by escalating costs and prospects of increased federal regulation. Finally, among consumer durables stocks, office furniture maker Steelcase and motorcycle manufacturer Harley-Davidson lost value in response to declining corporate and consumer spending, respectively.

Signs of Greater Stability

As of the reporting period’s end, we are hopeful that we have seen the last major, widespread cuts in financial sector dividends, and we believe the market offers better prospects for dividend yield stability. Relatively low bond yields have continued to make high-yielding equities attractive for income-oriented investors, a trend that appears promising for the fund’s investment approach. We remain committed to our strategy of generating current income for investors while carefully monitoring the sustainability of dividends and underlying financial strengths of the companies in which the fund invests.

June 15, 2009

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October
1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Equity
Income Fund on 7/5/06 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite
Stock Price Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/5/06. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Dreyfus Equity Income Fund primarily seeks total return by investing in stocks, focusing on dividend-paying stocks and other instruments that provide income.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/09

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	7/5/06	–32.69%	–9.79%
without sales charge	7/5/06	–28.60%	–7.94%
Class C shares
with applicable redemption charge †	7/5/06	–29.77%	–8.60%
without redemption	7/5/06	–29.07%	–8.60%
Class I shares	7/5/06	–28.35%	–7.68%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Equity Income Fund from December 1, 2008 to May 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended May 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 7.67	$ 11.48	$ 6.40
Ending value (after expenses)	$1,050.00	$1,046.40	$1,052.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended May 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 7.54	$ 11.30	$ 6.29
Ending value (after expenses)	$1,017.45	$1,013.71	$1,018.70

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS May 31, 2009

Common Stocks—97.8%	Shares	Value ($)

Consumer Discretionary—12.2%
Barnes & Noble	210	5,189
Best Buy	210	7,371
Family Dollar Stores	210	6,357
Foot Locker	790	8,777
H & R Block	770	11,242
Interactive Data	260	6,097
McDonald’s	245	14,453
McGraw-Hill Cos.	135	4,062
Nordstrom	110	2,166
Regal Entertainment Group, Cl. A	530	6,763
Ross Stores	100	3,916
Sherwin-Williams	120	6,336
Snap-On	210	6,542
Staples	320	6,544
Time Warner	450	10,539
TJX Cos.	150	4,427
VF	160	9,091
Walt Disney	630	15,259
Wolverine World Wide	210	4,160
		139,291
Consumer Staples—12.4%
Archer-Daniels-Midland	300	8,256
Campbell Soup	235	6,514
Coca-Cola	320	15,731
ConAgra Foods	320	5,949
H.J. Heinz	25	914
Herbalife	25	730
Kellogg	25	1,081
Kroger	500	11,400
Lorillard	160	10,933
McCormick & Co.	345	10,529
PepsiCo	260	13,533
Philip Morris International	345	14,711
Procter & Gamble	110	5,713
Reynolds American	160	6,395

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Staples (continued)
Safeway	260	5,268
Wal-Mart Stores	460	22,880
		140,537
Energy—14.3%
BP, ADR	260	12,870
Chevron	520	34,668
ConocoPhillips	345	15,815
ENSCO International	250	9,722
Exxon Mobil	705	48,892
Frontline	345	8,066
Marathon Oil	260	8,289
Occidental Petroleum	110	7,382
Overseas Shipholding Group	135	4,566
Patterson-UTI Energy	260	3,728
Valero Energy	410	9,172
		163,170
Financial—13.3%
Aflac	140	4,970
Bank of America	619	6,976
Barclays, ADR	160	3,090
CapitalSource	420	1,575
Chubb	50	1,982
Citigroup	605	2,251
Deutsche Bank	75	5,071
Eaton Vance	350	9,485
Fairfax Financial Holdings	20	5,200
Federated Investors, Cl. B	370	9,261
Goldman Sachs Group	100	14,457
ING Groep, ADR	210	2,230
JPMorgan Chase & Co.	580	21,402
Moody’s	135	3,698
Morgan Stanley	350	10,612
OneBeacon Insurance Group, Cl. A	580	6,299
People’s United Financial	550	8,690
Progressive	370 [a]	5,968

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Prudential Financial	250	9,977
Ventas	210	6,376
Wells Fargo & Co.	450	11,475
		151,045
Health Care—12.5%
Aetna	320	8,570
Becton, Dickinson & Co.	110	7,445
Biovail	235	2,989
Bristol-Myers Squibb	75	1,494
CIGNA	75	1,663
Covidien	150	5,358
Eli Lilly & Co.	585	20,223
Humana	210 [a]	6,579
Johnson & Johnson	630	34,751
McKesson	345	14,197
Pfizer	1,335	20,279
Quest Diagnostics	135	7,050
UnitedHealth Group	160	4,256
Wyeth	170	7,626
		142,480
Industrial—7.9%
3M	150	8,565
Burlington Northern Santa Fe	75	5,433
CSX	110	3,494
Equifax	110	2,994
FedEx	50	2,771
General Dynamics	135	7,681
General Electric	655	8,829
Joy Global	110	3,792
Lockheed Martin	210	17,562
Pitney Bowes	345	7,894
Raytheon	370	16,520
Waste Management	135	3,725
		89,260

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology—15.4%
Accenture, Cl. A	555	16,611
ADTRAN	320	6,650
Analog Devices	320	7,811
Applied Materials	705	7,938
FactSet Research Systems	110	5,819
Hewlett-Packard	395	13,568
Imation	235	2,270
Infosys Technologies, ADR	260	8,991
International Business Machines	285	30,290
Maxim Integrated Products	260	4,220
Microchip Technology	285	6,147
Microsoft	655	13,683
QUALCOMM	320	13,949
Taiwan Semiconductor Manufacturing, ADR	1,155	12,636
Telefonaktiebolaget LM Ericsson, ADR	930	8,658
Texas Instruments	445	8,633
Western Union	420	7,405
		175,279
Materials—2.8%
CF Industries Holdings	200	15,528
Dow Chemical	420	7,426
Freeport-McMoRan Copper & Gold	25	1,361
Methanex	345	4,133
Wausau Paper	530	3,837
		32,285
Telecommunication Services—3.0%
AT & T	930	23,055
BCE	320	7,328
Bell Aliant Regional
Communications Income Fund	23	526
Frontier Communications	630	4,586
		35,495

Common Stocks (continued)	Shares	Value ($)

Utilities—4.0%
Atmos Energy	395	9,480
Duke Energy	520	7,358
OGE Energy	75	1,936
PG & E	285	10,462
Pinnacle West Capital	320	8,848
Sempra Energy	160	7,309
		45,393

Total Investments (cost $1,387,287)	97.8%	1,114,235
Cash and Receivables (Net)	2.2%	25,043
Net Assets	100.0%	1,139,278

ADR—American Depositary Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	15.4	Industrial	7.9
Energy	14.3	Utilities	4.0
Financial	13.3	Telecommunication Services	3.0
Health Care	12.5	Materials	2.8
Consumer Staples	12.4
Consumer Discretionary	12.2		97.8

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES May 31, 2009

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		1,387,287	1,114,235
Cash			1,867
Cash denominated in foreign currencies		52	56
Dividends receivable			4,166
Prepaid expenses			38,314
Due from The Dreyfus Corporation and affiliates—Note 3(d)			17,886
			1,176,524
Liabilities ($):
Accrued expenses			37,246
Net Assets ($)			1,139,278
Composition of Net Assets ($):
Paid-in capital			1,574,109
Accumulated undistributed investment income—net			2,401
Accumulated net realized gain (loss) on investments			(164,184)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(273,048)
Net Assets ($)			1,139,278

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	956,962	128,952	53,364
Shares Outstanding	103,559	14,043	5,767
Net Asset Value Per Share ($)	9.24	9.18	9.25

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $409 foreign taxes withheld at source):	40,949
Interest	30
Total Income	40,979
Expenses:
Management fee—Note 3(a)	8,929
Registration fees	50,640
Auditing fees	33,567
Prospectus and shareholders’ reports	8,792
Legal fees	6,112
Shareholder servicing costs—Note 3(d)	5,203
Custodian fees—Note 3(d)	3,242
Trustees’ fees and expenses—Note 3(b)	1,586
Distribution fees—Note 3(c)	941
Loan commitment fees—Note 2	30
Miscellaneous	21,241
Total Expenses	140,283
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(121,228)
Less—reduction in fees due to earnings credits—Note 1(b)	(368)
Net Expenses	18,687
Investment Income—Net	22,292
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(109,661)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(346,227)
Net Realized and Unrealized Gain (Loss) on Investments	(455,888)
Net (Decrease) in Net Assets Resulting from Operations	(433,596)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2009[a]	2008[b]

Operations ($):
Investment income—net	22,292	20,649
Net realized gain (loss) on investments	(109,661)	(52,878)
Net unrealized appreciation
(depreciation) on investments	(346,227)	(133,405)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(433,596)	(165,634)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(18,173)	(17,027)
Class C Shares	(1,477)	(908)
Class I Shares	(1,177)	(1,162)
Class T Shares	(867)	(826)
Net realized gain on investments:
Class A Shares	—	(20,255)
Class C Shares	—	(2,244)
Class I Shares	—	(1,177)
Class T Shares	—	(1,160)
Total Dividends	(21,694)	(44,759)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	141,502	183,432
Class C Shares	70,314	49,529
Class T Shares	5,434	—
Dividends reinvested:
Class A Shares	17,485	35,987
Class C Shares	1,163	2,503
Class I Shares	1,177	2,339
Class T Shares	867	1,986
Cost of shares redeemed:
Class A Shares	(136,263)	(44,807)
Class C Shares	(34,362)	(27,861)
Class T Shares	(53,719)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	13,598	203,108
Total Increase (Decrease) in Net Assets	(441,692)	(7,285)
Net Assets ($):
Beginning of Period	1,580,970	1,588,255
End of Period	1,139,278	1,580,970
Undistributed investment income—net	2,401	2,066

		Year Ended May 31,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac
Shares sold	16,231	13,011
Shares issued for dividends reinvested	1,724	2,626
Shares redeemed	(13,571)	(3,394)
Net Increase (Decrease) in Shares Outstanding	4,384	12,243
Class C
Shares sold	7,486	3,643
Shares issued for dividends reinvested	118	184
Shares redeemed	(3,223)	(2,250)
Net Increase (Decrease) in Shares Outstanding	4,381	1,577
Class I
Shares issued for dividends reinvested	117	170
Class Tc
Shares sold	634	—
Shares issued for dividends reinvested	84	145
Shares redeemed	(6,276)	—
Net Increase (Decrease) in Shares Outstanding	(5,558)	145

a Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b Effective June 1, 2007, Class R shares were redesignated as Class I shares.
c On the close of business on February 4, 2009, 6,276 Class T shares representing $53,719 were automatically converted to 6,268 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,

Class A Shares	2009	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	13.17	15.00	12.50
Investment Operations:
Investment income—net[b]	.19	.19	.16
Net realized and unrealized
gain (loss) on investments	(3.93)	(1.63)	2.56
Total from Investment Operations	(3.74)	(1.44)	2.72
Distributions:
Dividends from investment income—net	(.19)	(.18)	(.15)
Dividends from net realized gain on investments	—	(.21)	(.07)
Total Distributions	(.19)	(.39)	(.22)
Net asset value, end of period	9.24	13.17	15.00
Total Return (%)[c]	(28.60)	(9.59)	21.89[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	11.74	8.79	10.66[d]
Ratio of net expenses to average net assets	1.50	1.50	1.36[d]
Ratio of net investment income
to average net assets	1.95	1.38	1.18[d]
Portfolio Turnover Rate	29.06	14.52	28.54[d]
Net Assets, end of period ($ x 1,000)	957	1,307	1,304

a	From July 5, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

		Year Ended May 31,

Class C Shares	2009	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	13.12	14.96	12.50
Investment Operations:
Investment income—net[b]	.11	.09	.06
Net realized and unrealized
gain (loss) on investments	(3.92)	(1.62)	2.56
Total from Investment Operations	(3.81)	(1.53)	2.62
Distributions:
Dividends from investment income—net	(.13)	(.10)	(.09)
Dividends from net realized gain on investments	—	(.21)	(.07)
Total Distributions	(.13)	(.31)	(.16)
Net asset value, end of period	9.18	13.12	14.96
Total Return (%)[c]	(29.07)	(10.28)	21.06[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	13.47	9.82	11.39[d]
Ratio of net expenses to average net assets	2.25	2.25	2.04[d]
Ratio of net investment income
to average net assets	1.21	.66	.47[d]
Portfolio Turnover Rate	29.06	14.52	28.54[d]
Net Assets, end of period ($ x 1,000)	129	127	121

a	From July 5, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class I Shares	2009	2008[a]	2007[b]

Per Share Data ($):
Net asset value, beginning of period	13.19	15.01	12.50
Investment Operations:
Investment income—net[c]	.22	.22	.19
Net realized and unrealized
gain (loss) on investments	(3.95)	(1.62)	2.56
Total from Investment Operations	(3.73)	(1.40)	2.75
Distributions:
Dividends from investment income—net	(.21)	(.21)	(.17)
Dividends from net realized gain on investments	—	(.21)	(.07)
Total Distributions	(.21)	(.42)	(.24)
Net asset value, end of period	9.25	13.19	15.01
Total Return (%)	(28.35)	(9.40)	22.17[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	11.55	8.78	10.63[d]
Ratio of net expenses to average net assets	1.25	1.25	1.13[d]
Ratio of net investment income
to average net assets	2.19	1.63	1.44[d]
Portfolio Turnover Rate	29.06	14.52	28.54[d]
Net Assets, end of period ($ x 1,000)	53	75	82

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From July 5, 2006 (commencement of operations) to May 31, 2007.
c	Based on average shares outstanding at each month end.
d	Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective seeks total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Equity Income Fund” to “Dreyfus Equity Income Fund.”

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front-end sales charge

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

As of May 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 76,771 Class A, 4,198 Class C and 4,293 Class I shares of the fund.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	1,114,235	—	—	1,114,235
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provi-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

sions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,737, accumulated capital losses $121,261 and unrealized depreciation $272,435. In addition, the fund had $42,872 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2009 and May 31, 2008, was as follows: ordinary income $21,694 and $42,903 and long-term capital gains $0 and $1,856, respectively.

During the period ended May 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $263 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended May 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 1, 2010, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $121,228 during the period ended May 31, 2009.

(b) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

$2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.

During the period ended May 31, 2009, the Distributor retained $100 from commissions earned on sales of the fund’s Class A shares and $204 from CDSCs on redemptions of the fund’s Class C shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2009, Class C and Class T shares were charged $838 and $103, respectively, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding

Class A, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2009, Class A, Class C and Class T shares were charged $2,453, $279 and $103, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2009, the fund was charged $1,309 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2009, the fund was charged $192 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2009, the fund was charged $3,242 pursuant to the custody agreement.

During the period ended May 31, 2009, the fund was charged $5,814 for services performed by the Chief Compliance Officer.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of an expense reimbursement of $21,093, which is offset by management fees $719, Rule 12b-1 distribution plan fees $80, shareholder services plan fees $228, custodian fees $900, chief compliance officer fees $1,150 and transfer agency per account fees $130.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended May 31, 2009, amounted to $410,257 and $340,297, respectively.

The fund adopted FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended May 31, 2009, FAS 161 disclosures did not impact the notes to the financial statement.

At May 31, 2009, the cost of investments for federal income tax purposes was $1,386,674; accordingly, accumulated net unrealized depreciation on investments was $272,439, consisting of $40,777 gross unrealized appreciation and $313,216 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Equity Income Fund (the “Fund”) (formerly Dreyfus Premier Equity Income Fund), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments as of May 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Income Fund, as of May 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York July 28, 2009

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended May 31, 2009 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $20,429 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load equity income funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional equity income funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for the one- and two-year periods ended December 31, 2008, above the Performance Universe median for the one-year period ended December 31, 2008 and below the Performance Universe median for the two-year period ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar year total return to the return of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager noted that the Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 1, 2009, so that the annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed 1.25% of the fund’s average daily net assets. The Board members noted that the fund’s contractual management fee was below the Expense Group median and that, because of the waiver, the fund did not pay a management fee for the fiscal year ended May 31, 2008. The Board members noted that the fund’s actual management fee (which was zero) was below the Expense Group and Expense Universe medians and the fund’s expense ratio, taking into account the waiver, was above the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”).They also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the Manager’s waiver of receipt of the management fee and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was somewhat concerned with the fund’s relative total return performance and determined to continue to monitor the fund’s performance.
  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.

The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
J.Tomlinson Fort, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

The Fund 41

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Board Members Information

35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Debt Local Currency Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Emerging Markets Debt Local Currency Fund, covering the period since the fund’s inception through May 31, 2009.

Fixed-income markets went on a wild ride during the reporting period, with higher-yielding market sectors plummeting over the first half of the reporting period and rebounding strongly in the second half. In supporting the recent rally among corporate and mortgage-backed securities, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% revised estimate of economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high-yield bonds, which previously had been hard-hit in the downturn. Conversely, long-term U.S.Treasury securities, which served as a relatively safe haven in 2008, have given back some of their gains in 2009.

These enormous swings leave investors to wonder if the financial markets are forecasting sustainable economic improvement, or could this be a bear market rally where securities reach such depressed levels that even the slightest hint of good news lifts prices. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they snap back, the rebounds are often quick and sharp, potentially leaving investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation June 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period between the fund’s inception on September 12, 2008, and May 31, 2009, as provided by Alexander Kozhemiakin and Javier Murcio, Primary Portfolio Managers.

Fund and Market Performance Overview

For the period between September 12, 2008, and May 31, 2009, Dreyfus Emerging Markets Debt Local Currency Fund’s Class A shares produced a total return of –0.95%, Class C shares returned –1.49% and Class I shares returned –0.79%.1 In comparison, the fund’s benchmark, the JPMorgan Government Bond Index—Emerging Markets Diversified (the “Index”), produced a –0.68% total return for the same period.2

A deep global economic recession and a severe banking crisis produced a “flight to quality” among emerging market investors in the fall of 2008, sending prices of financial assets in these regions sharply lower. However, the fund’s returns were roughly in line with its benchmark Index, which we attribute to the recent rally in the spring of 2009 offsetting a large portion of the fund’s earlier decline.

The Fund’s Investment Approach

The fund seeks to maximize total return.To pursue its goal, the fund normally invests at least 80% of its assets in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities.

When choosing investments, we employ in-depth fundamental country analysis supported by the discipline of quantitative valuation models.A “top down” analysis of macroeconomics and financial and political variables guides country and currency allocations.We also consider technical market factors and the global risk environment.We seek to identify shifts in country fundamentals and consider the risk-adjusted attractiveness of currency and duration returns for each emerging market country.We select the fund’s country and currency allocations based on our evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

balances and other specific factors. In general, we seek to invest in countries that have strong balance-of-payments outlooks and monetary policies designed to control local inflation.

Emerging Markets Proved Resilient in the Downturn

A severe economic downturn and a persistent banking crisis caused emerging markets bonds and currencies to lose value during the final months of 2008 and early 2009 as investors fled riskier markets for traditional safe havens. The threat of a collapse of global credit markets was exacerbated by slumping housing markets, rising unemployment and plummeting consumer confidence in emerging and developed markets throughout the world.

Financial assets were punished during the flight to quality seemingly regardless of their underlying credit fundamentals. However, in 2009, many government and monetary authorities staged massive interventions to stimulate their economies and re-energize the credit markets. These measures bolstered investor confidence late in the first quarter of 2009, when signs of potential economic stabilization produced optimism that the global recession and financial crisis may have bottomed.

Indeed, we believe that the bonds and currencies of many emerging nations demonstrated great resilience in this highly volatile environment, especially compared to historical trends.We attribute the emerging debt market’s sharp rebound to the superior growth characteristics of emerging economies compared to their more developed counterparts. This growth differential has supported valuations of many emerging market currencies relative to the U.S. dollar. In addition, declining interest rates amid disinflation in many emerging markets have helped support sovereign bond prices.

Focus on Quality Supported Fund Performance

The recession and financial crisis prompted us to adopt a relatively conservative investment posture upon the fund’s inception. Consequently, we avoided corporate debt that might be undermined by economic or credit concerns.We also maintained generally light exposure to the sovereign debt of nations with large external financing needs. Instead, we favored local currency-denominated sovereign bonds with strong liquidity char-acteristics.We also used forward contracts to establish positions in the currencies of some emerging nations without incurring interest-rate risks.As

4

a result, the fund has been broadly diversified across the bonds and currencies of nearly two dozen countries in Asia, Latin America, Eastern Europe, the Middle East and Africa.

Our currency strategy included overweight positions in the Russian ruble, Brazilian real and Egyptian pound.We held underweight exposure to the South African rand and other currencies with weakening balances of payments or other credit vulnerabilities. Our interest rate strategy struck a less aggressive posture when we reduced the fund’s average duration after short-term interest rates had declined sharply. However, we have continued to find higher yielding opportunities in the sovereign debt of Brazil, Colombia and Mexico. Conversely, we are less sanguine regarding the direction of interest rates in Thailand, Malaysia and South Africa.

Finding Growth Opportunities

We currently regard structural and cyclical conditions as favorable for this asset class. Interest rates remain relatively high in some emerging markets, and local bond yields have room to moderate as inflationary pressures remain subdued. Over the longer term, we believe that lower debt ratios, ample foreign exchange reserves and competent monetary policies are likely to attract more of the world’s investment capital to the sovereign debt and currencies of emerging nations, helping to support their prices.

June 15, 2009

Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 1,
2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	Source: Factset. — The JPMorgan Government Bond Index—Emerging Markets Diversified is a
comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-
rate, domestic currency government bonds.The Index does not include fund fees and expenses to which the fund is subject.

The Fund 5

FUND PERFORMANCE

† Source: FactSet
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Emerging
Markets Debt Local Currency Fund on 9/12/08 (inception date) to a $10,000 investment made in the JPMorgan
Government Bond Index-Emerging Markets Diversified (the “Index”) on that date. For comparative purposes, the value of the Index on 8/31/08 is used as the beginning value on 9/12/08. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all
classes.The Index is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-
rate, domestic currency government bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Expense section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Returns as of 5/31/09

	Inception	From
	Date	Inception

Class A shares
with maximum sales charge (4.5%)	9/12/08	–5.41%
without sales charge	9/12/08	–0.95%
Class C shares
with applicable redemption charge †	9/12/08	–2.46%
without redemption	9/12/08	–1.49%
Class I shares	9/12/08	–0.79%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Debt Local Currency Fund from December 1, 2008 to May 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the  period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended May 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 7.30	$ 11.32	$ 5.95
Ending value (after expenses)	$1,168.10	$1,162.20	$1,168.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended May 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 6.79	$ 10.55	$ 5.54
Ending value (after expenses)	$1,018.20	$1,014.46	$1,019.45

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A shares, 2.10% for Class C and
1.10% for Class I shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
May 31, 2009

		Coupon	Maturity	Principal
Bonds and Notes—76.6%		Rate (%)	Date	Amount ($)		Value ($)

Foreign/Governmental
Arab Republic of Egypt,
Sr. Unscd. Notes	EGP	8.75	7/18/12	925,000	[a,b]	151,370
Brazil Notas do
Tesouro Nacional,
Notes, Ser. B	BRL	6.00	5/15/11	142,000	[b]	1,319,059
Brazil Notas do
Tesouro Nacional,
Notes, Ser. F	BRL	10.00	1/1/12	63,000	[b]	326,745
Brazil Notas do
Tesouro Nacional,
Notes, Ser. F	BRL	10.00	1/1/17	143,000	[b]	687,957
Brazilian Government,
Sr. Unscd. Bonds	BRL	10.25	1/10/28	325,000	[b]	167,034
Brazilian Government,
Unsub. Bonds	BRL	12.50	1/5/16	725,000	[b]	425,353
Hungary Government,
Bonds, Ser. 19/A	HUF	6.50	6/24/19	132,500,000	[b]	515,009
Hungary Government,
Bonds, Ser. 17/B	HUF	6.75	2/24/17	25,000,000	[b]	102,279
Hungary Government,
Bonds, Ser. 15/A	HUF	8.00	2/12/15	223,000,000	[b]	1,006,819
Indonesia Government,
Bonds, Ser. FR36	IDR	11.50	9/15/19	3,900,000,000	[b,c]	405,945
Malaysian Government,
Bonds, Ser. 2/03	MYR	4.24	2/7/18	1,645,000	[b]	470,815
Malaysian Government,
Bonds, Ser. 2/04	MYR	5.09	4/30/14	1,130,000	[b]	340,126
Mexican Bonos,
Bonds, Ser. M	MXN	8.00	12/23/10	2,100,000	[b]	165,902
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.50	12/18/14	3,950,000	[b]	331,366
Mexican Bonos,
Bonds, Ser. M20	MXN	10.00	12/5/24	3,725,000	[b]	324,198
Peru Government,
Bonds	PEN	6.90	8/12/37	1,410,000	[b]	498,509

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Foreign/
Governmental (continued)
Peru Government,
Bonds, Ser. 7	PEN	8.60	8/12/17	1,025,000	[b]	410,996
Poland Government,
Bonds, Ser. 0922	PLN	5.75	9/23/22	1,575,000	[b]	468,943
Poland Government,
Bonds, Ser. 1015	PLN	6.25	10/24/15	1,320,000	[b]	420,171
Republic of Colombia,
Unsub. Bonds	COP	9.85	6/28/27	867,000,000	[b]	443,452
Republic of Colombia,
Unsub. Notes	COP	12.00	10/22/15	385,000,000	[b]	212,373
South Africa Government,
Bonds, Ser. R206	ZAR	7.50	1/15/14	11,675,000	[b]	1,417,600
South Africa Government,
Bonds, Ser. R201	ZAR	8.75	12/21/14	450,000	[b]	57,583
South Africa Government,
Bonds, Ser. R186	ZAR	10.50	12/21/26	1,450,000	[b]	209,703
South Africa Government,
Bonds, Ser. R157	ZAR	13.50	9/15/15	3,130,000	[b]	493,711
Thailand Government,
Bonds	THB	3.88	6/13/19	12,985,000	[b]	372,039
Thailand Government,
Bonds	THB	5.13	3/13/18	15,400,000	[b]	492,404
Turkey Government,
Bonds	TRY	0.00	4/14/10	175,000	[b]	103,467
Turkey Government,
Bonds, Ser. CPI	TRY	10.00	2/15/12	560,000	[b]	452,865
Turkey Government,
Bonds	TRY	14.00	1/19/11	2,845,000	[b]	1,899,603
Turkey Government,
Bonds	TRY	14.00	9/26/12	100,000	[b]	66,265
Uruguay Government,
Sr. Unscd. Bonds	UYU	5.00	9/14/18	2,454,545	[b]	106,405
Total Bonds and Notes
(cost $14,418,130)						14,866,066

10

Other Investment—12.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,460,000)	2,460,000 [d]	2,460,000

Total Investments (cost $16,878,130)	89.3%	17,326,066
Cash and Receivables (Net)	10.7%	2,078,469
Net Assets	100.0%	19,404,535

a Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2009, this security amounted to $151,370 or 0.8% of net assets.
b Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
COP—Colombian Peso
EGP—Egyptian Pound
HUF—Hungary Forint
IDR—Indonesian Rupiah
MXN—Mexican New Peso
MYR—Malaysian Ringgit
PEN—Peruvian New Sol
PLN—Poland Zloty
THB—Thai Bat
TRY—Turkish Lira
UYU—Uruguayan New Peso
ZAR—South African Rand
c Purchased on a delayed delivery basis.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

Foreign/Governmental	76.6	Money Market Investment	12.7
			89.3
† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2009

		Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments—Note 1(c):
Unaffiliated issuers		14,418,130	14,866,066
Affiliated issuers		2,460,000	2,460,000
Cash			79,589
Cash denominated in foreign currencies		14,863	14,945
Receivable for investment securities sold			2,222,992
Dividends and interest receivable			435,353
Unrealized appreciation on swap contracts—Note 4			93,563
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			62,883
Receivable from broker for swap transactions—Note 4			16,966
Due from The Dreyfus Corporation and affiliates—Note 3(d)			101,747
			20,354,104
Liabilities ($):
Payable for investment securities purchased			770,895
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			78,516
Payable to broker from swap transactions—Note 4			14,209
Accrued expenses			85,949
			949,569
Net Assets ($)			19,404,535
Composition of Net Assets ($):
Paid-in capital			20,018,918
Accumulated distributions in excess of investment income—net			(1,455,532)
Accumulated net realized gain (loss) on investments			288,364
Accumulated net unrealized appreciation (depreciation) on
investments, foreign currency transactions and swap transactions			552,785
Net Assets ($)			19,404,535

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	17,468,692	965,885	969,958
Shares Outstanding	1,442,298	80,000	80,000
Net Asset Value Per Share ($)	12.11	12.07	12.12

See notes to financial statements.

12

STATEMENT OF OPERATIONS
From September 12, 2008 (commencement of operations) to May 31, 2009

Investment Income ($):
Income:
Interest	872,639
Dividends;
Affiliated issuers	13,996
Total Income	886,635
Expenses:
Management fee—Note 3(a)	94,696
Legal fees	86,157
Auditing fees	54,900
Registration fees	49,513
Custodian fees—Note 3(d)	39,256
Shareholder servicing costs—Note 3(d)	30,812
Prospectus and shareholders’ reports	8,935
Distribution fees—Note 3(c)	4,728
Trustees’ fees and expenses—Note 3(b)	2,626
Loan commitment fees—Note 2	64
Miscellaneous	20,114
Total Expenses	391,801
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(218,182)
Less—reduction in fees due to earnings credits—Note 1(c)	(18)
Net Expenses	173,601
Investment Income—Net	713,034
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,677,588)
Net realized gain (loss) on swap transactions	17,987
Net realized gain (loss) on forward foreign currency exchange contracts	170,815
Net Realized Gain (Loss)	(1,488,786)
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and swap transactions
[including $93,563 net unrealized appreciation on swap
transactions and ($15,633) net unrealized (depreciation)
on forward foreign currency exchange contracts]	552,785
Net Realized and Unrealized Gain (Loss) on Investments	(936,001)
Net (Decrease) in Net Assets Resulting from Operations	(222,967)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

From September 12, 2008 (commencement of operations) to May 31, 2009

Operations ($):
Investment income—net	713,034
Net realized gain (loss) on investments	(1,488,786)
Net unrealized appreciation (depreciation) on investments	552,785
Net Increase (Decrease) in Net Assets Resulting from Operations	(222,967)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(361,202)
Class C Shares	(18,040)
Class I Shares	(20,744)
Total Dividends	(399,986)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	18,029,888
Class C Shares	1,000,000
Class I Shares	1,000,000
Dividends reinvested:
Class A Shares	50
Cost of shares redeemed:
Class A Shares	(2,450)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	20,027,488
Total Increase (Decrease) in Net Assets	19,404,535
Net Assets ($):
Beginning of Period	—
End of Period	19,404,535
Distribution in excess of investment income—net	(1,455,532)
Capital Share Transactions:
Class A
Shares sold	1,442,509
Shares issued for dividends reinvested	4
Shares redeemed	(215)
Net Increase (Decrease) in Shares Outstanding	1,442,298
Class C
Shares sold	80,000
Class I
Shares sold	80,000

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from September 12, 2008 (commencement of operations) to May 31, 2009.All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income—net[a]	.45	.39	.47
Net realized and unrealized
gain (loss) on investments	(.59)	(.59)	(.59)
Total from Investment Operations	(.14)	(.20)	(.12)
Distributions:
Dividends from investment income—net	(.25)	(.23)	(.26)
Net asset value, end of period	12.11	12.07	12.12
Total Return (%)[b]	(.95)[c]	(1.49)[c]	(.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	3.08	3.84	2.84
Ratio of net expenses to average net assets[d]	1.35	2.10	1.10
Ratio of net investment income
to average net assets[d]	5.67	4.92	5.92
Portfolio Turnover Rate[b]	108.46	108.46	108.46
Net Assets, end of period ($ x 1,000)	17,469	966	970

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
d	Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Debt Local Currency Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering six series, including the fund, which commenced operations on September 12, 2008. The fund’s investment objective seeks to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Emerging Markets Debt Local Currency Fund” to “Dreyfus Emerging Markets Debt Local Currency Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain

16

transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of May 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,440,000 Class A, and 80,000 Class C and Class I shares of the fund.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of:yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board ofTrustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads an interest rates.

The fund adopted Statement of Financial Accounting Standards No 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

The following is a summary of the inputs used as of May 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	2,460,000	14,866,066	—	17,326,066
Other Financial
Instruments†	—	156,446	—	156,446
Liabilities ($)
Other Financial
Instruments†	—	(78,516)	—	(78,516)

† Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining FairValueWhen the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

20

(f) Dividends to shareholders: It is the policy of the fund to declare and pay dividends from investment income-net,quarterly.Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax period ended May 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $663,447, undistributed capital gains $89,365 and unrealized appreciation $526,493. In addition, the fund had $1,893,688 of currency losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal period ended May 31, 2009 was as follows: ordinary income $399,986.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended May 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, treatment of swap periodic payments and fund start-up costs, the fund decreased accumulated undistributed investment income-net by $1,768,580, increased accumulated net realized gain (loss) on investments by $1,777,150 and decreased paid-in capital by $8,570. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended May 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement between the Manager and the Trust, the Trust has agreed to pay the Manager a management fee computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed until October 1, 2010, to waive receipt of its fees and/or assume certain expenses of the fund, so the expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed an annual rate of 1.10% of the value of the fund’s average daily net assets.

22

The expense reimbursement, pursuant to the undertaking, amounted to $218,182 during the period from September 12, 2008 (commencement of operations) to May 31, 2009.

(b) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.

During the period ended May 31, 2009, the Distributor retained $6 from commissions earned on sales of the fund’s Class A shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the aver-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

age daily net assets of Class C shares. During the period ended May 31, 2009, Class C shares were charged $4,728 pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2009, Class A and Class C shares were charged $28,411 and $1,576, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2009, the fund was charged $227 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2009, the fund was charged $18 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

24

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2009, the fund was charged $39,256 pursuant to the custody agreement.

During the period ended May 31, 2009, the fund was charged $5,814 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of an expense reimbursement of $126,564, which is offset by management fees $11,995, Rule 12b-1 distribution plan fees $598, service plan fees $3,799, custodian fees $5,135, chief compliance officer fees $1,150 and transfer agency per account fees $2,140.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward contracts and swap transactions during the period ended May 31, 2009, amounted to $31,830,974 and $15,689,106, respectively.

The fund adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of May 31, 2009:

	Statement of		Statement of
	Assets and		Assets and
	Liabilities	Fair	Liabilities	Fair
Derivatives	Location	Value ($)	Location	Value ($)

Interest rate	Assets—unrealized	93,563	Liabilities—	—
contracts	appreciation on		unrealized
	swap contracts		depreciation on
swap contracts

Foreign exchange	Assets—unrealized	62,883	Liabilities—	78,516
contracts	appreciation on		unrealized
	forward foreign		depreciation on
	currency exchange		forward foreign
	contracts		currency exchange
contracts

The effect of derivative instruments in the Statement of Operations during the period ended May 31, 2009 is shown below:

	Location of gain or		Unrealized
	(loss) on derivatives	Realized gain	appreciation or
	recognized in Realized	or (loss) on	(depreciation) on
	and Unrealized Gain	derivatives	derivatives
Derivatives	(Loss) on Investments	($)	($)

Interest rate	Net realized gain	17,987	93,563
contracts	(loss) on swap
transactions/net
unrealized appreciation
(depreciation) on
investments, swap
transactions, and forward
foreign currency
exchange contracts

Foreign exchange	Net realized gain	170,815	(15,633)
contracts	(loss) on forward foreign
currency exchange
contracts/net unrealized
appreciation (depreciation)
on investments, swap
transactions, and forward
foreign currency
exchange contracts
Total		188,802	77,930

During the period ended May 31, 2009, the average notional value of interest rate contracts was $1,377,135, which represented 8% of average net assets. The average notional value of foreign exchange contracts was $6,044,584, which represented 34% of average net assets.

26

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contracts increase between the date the forward contracts are opened and the date the forward contracts are closed.The fund realizes a gain if the value of the contracts decrease between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contracts decrease between the date the forward contracts are opened and the date the forward contracts are closed. The fund realizes a gain if the value of the contracts increase between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at May 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
Chilean Peso,
Expiring 06/26/2009	735,100,000	1,304,525	1,309,987	5,462
Egyptian Pound,
Expiring 10/22/2009	200,000	33,168	32,522	(646)
Egyptian Pound,
Expiring 10/22/2009	530,000	89,076	86,182	(2,894)
Egyptian Pound,
Expiring 10/22/2009	260,000	43,624	42,278	(1,346)
Egyptian Pound,
Expiring 10/22/2009	270,000	46,352	43,904	(2,448)
Euro,
Expiring 06/26/2009	150,000	206,187	212,011	5,824
Mexican New Peso,
Expiring 06/26/2009	13,710,000	1,035,420	1,036,148	728
Malaysian Ringgit,
Expiring 06/26/2009	160,000	45,467	45,731	264

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases (continued):
Malaysian Ringgit,
Expiring 06/26/2009	3,320,000	947,353	948,922	1,569
Malaysian Ringgit,
Expiring 06/26/2009	470,000	134,113	134,335	222
Malaysian Ringgit,
Expiring 06/26/2009	2,150,000	613,935	614,513	578
Peruvian New Sol,
Expiring 06/26/2009	1,250,000	415,282	417,852	2,570
Polish Zloty,
Expiring 06/26/2009	3,315,000	1,038,501	1,038,287	(214)
Russian Ruble,
Expiring 08/12/2009	3,550,000	112,235	113,089	854
Russian Ruble,
Expiring 12/11/2009	5,225,000	151,625	160,996	9,371
Russian Ruble,
Expiring 04/16/2010	10,350,000	276,147	308,215	32,068
South Korean Won,
Expiring 06/26/2009	58,000,000	46,850	46,269	(581)
South Korean Won,
Expiring 06/26/2009	118,830,000	94,011	94,795	784
Thai Bhat,
Expiring 06/26/2009	3,000,000	87,169	87,387	218
Thai Bhat,
Expiring 06/26/2009	25,560,000	742,160	744,531	2,371
Sales:		Proceeds ($)
Brazilian Real,
Expiring 06/26/2009	1,225,000	602,410	618,405	(15,995)
Colombian Peso,
Expiring 06/26/2009	443,000,000	199,370	206,220	(6,850)
Euro,
Expiring 06/26/2009	40,000	55,522	56,536	(1,014)
Indonesian Rupiah,
Expiring
06/26/2009	2,350,000,000	224,451	226,978	(2,527)
Malaysian Ringgit,
Expiring 06/01/2009	2,221,201	633,543	635,628	(2,085)
Malaysian Ringgit,
Expiring 06/26/2009	2,185,000	623,484	624,516	(1,032)
Polish Zloty,
Expiring 06/26/2009	140,000	43,785	43,849	(64)
Thai Bhat,
Expiring 06/02/2009	27,001,104	783,549	786,975	(3,426)

28

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales (continued):
Turkish Lira,
Expiring 06/26/2009	905,000	573,656	585,968	(12,312)
South African Rand,
Expiring 06/26/2009	3,990,000	473,675	498,757	(25,082)
Gross unrealized
appreciation				62,883
Gross unrealized
depreciation				(78,516)

Swaps: The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and /or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from counter-party over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at May 31, 2009.

Notional	Reference		(Pay)/Receive	Unrealized
Amount	Entity/Currency	Counterparty	Fixed Rate (%) Expiration	Appreciation ($)

38,300,000	MXN—1 Month
	Libor	Barclays	7.60 2/24/2011	90,547
6,500,000	MXN—1 Month
	Libor	Citibank	6.18 4/26/2011	3,016
				93,563

At May 31, 2009, the cost of investments for federal income tax purposes was $16,945,800; accordingly, accumulated net unrealized appreciation on investments was $380,266, consisting of $1,345,701 gross unrealized appreciation and $965,435 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Debt Local Currency Fund (the “Fund”) (formerly Dreyfus Premier Emerging Markets Debt Local Currency Fund), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of May 31, 2009, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from September 12, 2008 (commencement of operations) to May 31, 2009.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Debt Local Currency Fund, as of May 31, 2009, and the results of its operations, changes in its net assets and the financial highlights for the period from September 12, 2008 (commencement of operations) to May 31, 2009 in conformity with U.S. generally accepted accounting principles.

New York, New York July 28, 2009

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries.Accordingly, the fund hereby makes the following designation regarding its fiscal year ended:

—the total amount of income sourced from foreign countries was $876,578.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed by early 2010.

32

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
J.Tomlinson Fort, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

36

For More Information

Dreyfus
Emerging Markets Debt
Local Currency Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DDBAX	Class C: DDBCX	Class I: DDBIX

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

6081AR0509

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,730 in 2008 and $70,285 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,090 in 2008 and $9,200 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,215 in 2008 and $4,540 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,951,740 in 2008 and $5,285,507 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:	/s/ J. David Officer
J. David Officer
President

Date:	07/23/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	07/23/2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	07/23/2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)